CISO GLOBAL



INVESTOR PRESENTATION

October 2023

NASDAQ: CISO

Forward Looking Statements

This Presentation contains certain statements that may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, among others, our ability to achieve and sustain profitability of our existing lines of business and through our wholly owned subsidiaries, our belief that culture is the foundation of every successful cybersecurity and compliance program; our belief that our approach ensures you're secure and compliant in every area of your business; estimates and projections regarding losses due to cyber crime; our plans to attract and retain global cyber talent, our ability to raise sufficient capital to continue to acquire cybersecurity companies, our ability to successfully execute acquisitions, integrate the acquired businesses, and create synergies as a global cybersecurity consolidator, and recruit and attract cyber specialists; our growth strategy; our addressable market opportunity; our philosophy; our belief in the proprietary intellectual property, its effect on cybersecurity, and its applicability to our customers; and our belief that our process ensures no stone is left unturned on your journey to becoming secure, compliant, and aware. These statements are often, but not always, made through the use of words or phrases such as "believes," "expects," "anticipates," "intends," "estimates," "predict," "plan," "project," "continuing," "ongoing," "potential," "opportunity," "will," "may," "look forward," "intend," "guidance," "future," or similar words or phrases. These statements reflect our current views, expectations, and beliefs concerning future events and are subject to substantial risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, risks related to our ability to keep pace with new technology and changing market needs; our ability to recruit and retain key talent; our ability to acquire, attract, and retain clients; our ability to identify and consummate acquisitions; our ability to raise capital; our ability to increase revenue and cash flow and become profitable; and other risk factors detailed from time to time in our reports filed with the SEC, including in the Company's annual report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 31, 2023. You should not place undue reliance on any forward-looking statements, which speak only as of the date they are made. Except as required by law, we assume no obligation and do not intend to update any forward-looking statements, whether as a result of new information, future developments, or otherwise.

Legal Disclaimer:

This presentation (the "Presentation") of CISO Global, Inc. ("CISO" or the "Company") is for information purposes only. The information contained herein does not purport to be all-inclusive. This Presentation does not constitute investment, tax, or legal advice. No representation or warranty, express or implied, is or will be given by the Company or any of its respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation. The Company disclaims any duty to update the information contained in this Presentation, which information is given only as of the date of this Presentation unless otherwise stated herein.

Certain information contained herein has been derived from sources prepared by third parties. The Company makes no representation or warranty with respect to the accuracy of such information. Trademarks and trade names referred to in this Presentation are the property of their respective owners.

This Presentation shall not constitute an offer to sell or a solicitation of an offer to buy securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offers, solicitations or offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act of 1933, as amended.

About Us

Complete team of experts across four key pillars of cybersecurity to create a comprehensive cybersecurity solution, which the Company refers to as ***Cybersecurity as a Culture***.

- Security Operations & Incident Response
- Risk & Compliance Management
- Secure Managed IT Services
- Pen Testing & Cybersecurity Training

Complete portfolio of scalable solutions designed to improve cybersecurity effectiveness and leveraging scalable **proprietary IP.**

432 employees, serving over 1,000 customers in 15 industries, and is comprised of **industry thought leaders** in technology and cybersecurity.

Trades on the NASDAQ under the ticker “CISO” and is headquartered in Scottsdale, Arizona.



Key Investment Highlights

- Uniquely positioned to address a large and rapidly growing market
- Acquisition strategy provides opportunity to expand revenue through cross selling and improve margins by implementing synergies
- Multi-pronged growth strategy with organic and IP-related opportunities supported by a portfolio of AI, neural net, and machine learning cybersecurity technologies designed to improve cybersecurity effectiveness with reduced dependency on service delivery teams
- Recurring revenues from long-term contracts provides strong visibility
- Tenured, experienced team with proven ability to drive significant growth, manage integrations, and lead daily operations


CISO
GLOBAL

Tremendous Market Opportunity

CISO GLOBAL

$223.8
Billion
Will be spent on cybersecurity in 2023[1]

2
Trillion
Current total addressable cybersecurity market[2]

90%
Unpenetrated
Portion of total addressable cybersecurity market[2]

75%
of organizations are **consolidating cybersecurity vendors**[3]

76
Average number of Cybersecurity Tools used by security teams[4]

$54.54
Billion
Total combined market in 2022 for EDR, SASE, VPN, Pen Testing, & U.S. GRC[5, 6, 7, 8, 9]

Global Cybersecurity Spend ($bn)[7]



+15%
CAGR
$262
$459
2021A
2025E

NOTES:
1. Canalys. 223.8 Billion will be spent on cybersecurity in 2023: https://www.canalys.com/newsroom/cybersecurity-forecast-2023
2. McKinsey. 1.5-2 Trillion Cybersecurity TAM, only 90% penetrated: https://www.mckinsey.com/capabilities/risk-and-resilience/our-insights/cybersecurity/new-survey-reveals-2-trillion-dollar-market-opportunity-for-cybersecurity-technology-and-service-providers
3. Gartner. 75% of organizations consolidating vendors: https://www.gartner.com/en/newsroom/press-releases/2022-09-12-gartner-survey-shows-seventy-five-percent-of-organizations-are-pursuing-security-vendor-consolidation-in-2022
4. Infosecurity Magazine. Average number of security tools 76: https://www.infosecurity-magazine.com/news/organizations-76-security-tools/
5. Statista: Total VPN Market $44.6B in 2022. https://www.statista.com/statistics/542817/worldwide-virtual-private-network-market/
6. Dark Reading: Total SASE Market $6B in 2022. https://www.darkreading.com/remote-workforce/sase-market-to-exceed-over-60-b-between-2022-and-2027-according-to-dell-oro-group
7. Persistence Market Research: U.S. Enterprise Governance, Risk, and Compliance Market Share $15.2M 2022. https://www.persistencemarketresearch.com/market-research/enterprise-governance-risk-compliance-market.asp#:~:text=Additionally%2C%20rising%20cyber%2Dattack%20incidents,the%20global%20landscape%20in%202022.
8. Markets and Markets: Penetration Testing Market $1.2B in 2022: https://www.marketsandmarkets.com/Market-Reports/penetration-testing-market-13422019.html
9. Coherent Market Insights: Total EDR Market $2,720M in 2022: https://www.coherentmarketinsights.com/market-insight/endpoint-detection-and-response-

End-to-End Service Teams & Opportunity

CISO GLOBAL

Integrated Security Solution Stack

SERVICES

$34.96 Billion Combined Services Market[1]	$44 Billion Services Market[2]	$241.1 Billion Services Market[3]	$2.2 Billion Services Market[4]
Security Operations & Incident Response	**Risk & Compliance Management**	**Secure Managed IT Services**	**Pen Testing & Security Training**
Attack intervention with security monitoring and response; breach response services	Ongoing security and compliance strategy support in regulated industries.	Secure design and management of networks & IT systems	Manual testing & validation of breach readiness; specialized security training

INTELLECTUAL PROPERTY

CHECKLIGHT®	*Argo Security Management*	*Edge*	*Loki*
Pass1	*TiGRIS*	*DISC*	

NOTES:
1. Coherent Market Insights: Total EDR Market $2.720B in 2022: https://www.coherentmarketinsights.com/market-insight/endpoint-detection-and-response-
2. Dark Reading: Total SASE Market $6B in 2022. https://www.darkreading.com/remote-workforce/sase-market-to-exceed-over-60-b-between-2022-and-2027-according-to-dell-oro-group
3. Fortune Business Insights: Threat Intel Market $4.24B in 2022. https://www.fortunebusinessinsights.com/threat-intelligence-market-102984#
4. Fortune Business Insights: Global Penetration Testing Market $2.2B in 2022: https://www.fortunebusinessinsights.com/penetration-testing-market-108434
5. Statista: Total VPN Market $44.6B in 2022. https://www.statista.com/statistics/542817/worldwide-virtual-private-network-market/

IP Competitive Landscape

CISO GLOBAL IP	Description	Market Size	Competitor	Competitor Market Cap / Valuation
CHECKLIGHT®	Endpoint Detection & Response (EDR)	$2.7 Billion[1]	ARCTIC WOLF	$4.3 Billion
Edge	Secure Service Edge (SSE)	$6 Billion[2]	CLOUDFLARE	$21.9 Billion
Loki	Automated Breach Testing on Demand	$2.2 Billion[3]	PENTERA	$1 Billion
Pass1	Real-time Threat Intelligence Feed	$4.24 Billion[4]	ANOMALI	$500 Million
DISC	VPN Replacement / Secure Connectivity	$44.6 Billion[5]	CISCO AnyConnect Secure Mobility	$22.15 Billion[8]
TiGRIS	FedRAMP Authorized GRC Platform	$1.12 Billion[6]	infor	$13 Billion
ARGO	Continuous Security Validation	$20.69 Billion[7]	Cymulate	$500 Million

NOTES:

1. Coherent Market Insights. Total EDR Market $2.720B in 2022: https://www.coherentmarketinsights.com/market-insight/endpoint-detection-and-response-
2. Dark Reading. Total SASE Market $6B in 2022. https://www.darkreading.com/remote-workforce/sase-market-to-exceed-over-60-b-between-2022-and-2027-according-to-dell-oro-group
3. Fortune Business Insights. Global Penetration Testing Market $2.2B in 2022: https://www.fortunebusinessinsights.com/penetration-testing-market-108434
4. Fortune Business Insights. Threat Intel Market $4.24B in 2022. https://www.fortunebusinessinsights.com/threat-intelligence-market-102984#
5. Statista. Total VPN Market $44.6B in 2022. https://www.statista.com/statistics/542817/worldwide-virtual-private-network-market/
6. Benzinga. GRC Market Size GRC Software $1.12B 2022: https://www.benzinga.com/pressreleases/23/09/34907358/governance-risk-management-and-compliance-grc-software-market-size-2023-valuation-to-hit-usd-1498-0#
7. Maximize Market Research. Cybersecurity Software Market $20.69B in 2022: https://www.maximizemarketresearch.com/market-report/global-security-software-market/23958/
8. 6sense. Cisco AnyConnect VPN Market Share 49.68%: https://6sense.com/tech/virtual-private-networks/cisco-vpn-market-share

CISO Global Model Improves Cyber Effectiveness

CISO GLOBAL

CUSTOMER BUSINESS STRATEGY	DISCOVER	DESIGN & BUILD	RUN	MANAGE, MONITOR & OPTIMIZE
Understand the organizational strategy.	Benchmarking against industry-aligned frameworks to identify gaps and weaknesses.	Support security programs with scalable IP – automated solutions to elevate cyber maturity.	Ensure delivery of stated plan objectives.	Maintain digital hygiene and perform change management as networks evolve.
Align cyber vision with business goals and priorities	Remove latent risk via analysis and best practice standards	Timely transition to a robustly secured environment	Operate in an enhanced manner: Identify, qualify and remediate	Apply internal and external learnings, continuously adapting to remain vigilant

Advisory-led | **Partnership Model** | **Technology Agnostic**

Multiple Levers for Growth



Phased Product-led Growth

Drive Wide-scale Organic Growth

- Cross sell IP & services into existing client base
- Drive organic growth with full-scale marketing, channel sales, & B2C models
- Provide intellectual property white labeling
- Offer trials / freemiums to expand user base
- Build in-tool conversion opportunities

Increase Portfolio Scalability with IP

- Develop intellectual property to improve cyber effectiveness
- Focus on UX (user experience) in SaaS visualizations
- Reduce dependency on service delivery teams
- Use automation & integrations to improve delivery processes

Establish Consolidated Service Offering Portfolio

- Acquire whole teams of specialized cybersecurity experts
- Build end-to-end services and delivery teams
- Develop thought leadership in each service area
- Analyze traditional security models for weaknesses leading to ineffectiveness

History of Driving Top-Line Growth

Yearly Financials



YoY Growth
280%
109%
207%
83%
Multiple Levers Pushing Top Line Growth
~$1.9M
~$7.2M
~$15.1M
~$46.5M
~$55.2M
2019
2020
2021
FY 2022
TTM 6.30.2023

CISO Global by the Numbers

428 Employees

63% Recurring Revenue

1000 Customers

Deferred Revenue



$0
~.05M
~4.5M
~5.1M
2020
2021
2022
6.30.2023

Experienced Leadership Team



David Jemmett | CEO

- 35 years of executive management and technology experience with telecom, managed services and cybersecurity
- Founder of ClearData Networks; co-led successful round of fundraising for $125M during tenure



Deb Smith | CFO

- 18 years of executive management experience in technology and cybersecurity
- Led cybersecurity company finance through acquisition for a sale price of 8X



Kyle Young | COO

- 16 years of executive management and financial operations experience in cybersecurity
- Led successful integrations and operations optimization of 14 mergers & acquisitions



Gary Perkins |

- 20 years of cybersecurity leadership
- Executive leadership at corporation with $16 Billion annual revenue
- Executive leadership in government supporting security for 5.4 Million users



Jerald Dawkins, PH. D | CTO

- 20 years executive management experience in cybersecurity
- Founder of TokenEx ($100M Series B data security SaaS)
- Co-founder of True Digital Security; grew to $15 million in annual revenue & sold.

Investment Summary

- Uniquely positioned to address a large and rapidly growing market
- Acquisition strategy provides opportunity to expand revenue through cross selling and improve margins by implementing synergies
- Multi-pronged growth strategy with organic and IP-related opportunities supported by a portfolio of AI, neural net, and machine learning cybersecurity technologies designed to improve cybersecurity effectiveness with reduced dependency on service delivery teams
- Recurring revenues from long-term contracts provides strong visibility
- Tenured, experienced team with proven ability to drive significant growth, manage integrations, and lead daily operations

CISO GLOBAL

Stock Symbol:	**CISO**
Exchange:	**Nasdaq CM**
Market Cap:	**$29.9M** (a/o 09/08/23)
Free Float:	**87.1M**
Average Daily Volume:	**1.1M**
Insider Ownership:	**58.8%**
Total Cash:	**$1.9M** (a/o 06/30/23)
Total Debt:	**$13.4M** (a/o 06/30/23)
Enterprise Value:	**$41.4** (a/o 09/08/23)

CISO GLOBAL

Investor & Media Relations:
CORE IR
Tristan Traywick
tt@coreir.com

Media Inquiries
CORE IR
Jules Abraham
julesa@coreir.com

